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                                                                   Exhibit 10(A)





                                 March 19, 1997

Mr. Glen Gasparini
President
American Stone Industries, Inc.
900 Keele Street
Toronto, Ontario
Canada M6N 2B7

         Re:  Concurrence with Statement in Form
              10-SB concerning the Change
              in Certifying Accountant

Dear Mr. Gasparini:

This firm was the independent auditors for American Stone Industries, Inc. (the "Company") for fiscal years ended December 31, 1994 and December 31, 1995 and for the period November 11, 1992 (date of incorporation) through June 30, 1993 and for the six-month period ended December 31, 1993. In this regard, we have reviewed that portion of the Company's registration statement on Form 10-SB to be filed with the Securities and Exchange Commission in which the Company discusses the change in certifying accountant.

This letter will confirm that we are in concurrence with the statement made by the Company in its Form 10- SB concerning the change in certifying accountant.

Horton & Company, L.L.C.

cc:     Van P. Carter, Esq.

EH/ha


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